Exhibit 99.4
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                               PURCHASE AGREEMENT

        AGREEMENT effective as of September 21, 1999 between Steven M. Saferin, with an address at c/o MDI Entertainment, Inc., 201 Ann Street, Hartford, Connecticut 06103 (the "Stockholder"), and Scientific Games, Inc., a Delaware corporation, with an address at 1500 Bluegrasses Lakes Parkway, Alpharetta, Georgia 30004 (the "Purchaser").

        THE PARTIES HEREBY AGREE AS FOLLOWS:

1. Purchase and Sale of Stock. On the terms and conditions of this Agreement, the Purchaser hereby irrevocably agrees to purchase from the Stockholder three hundred thirty three thousand (333,333) shares of Common Stock, par value $.001 per share("Common Stock"), of MDI Entertainment, Inc., a Delaware corporation (the "Company"), for a purchase price equal to $1.50 per share (an aggregate of $500,000). The Purchaser herewith delivers to the Stockholder $500,000 as consideration for the shares being acquired hereby (the "Shares").

2. Stockholder Representations. The Stockholder hereby represents and warrants to the Purchaser that the Stockholder is the record and beneficial owner and holder of the Shares, free and clear of any charge, claim, community property interest, condition, equitable interest, lien, option, pledge, security interest, right of first refusal, or restriction of any kind, including any restriction on use, voting, transfer, receipt of income, or exercise of any other attribute of ownership. In addition, Stockholder hereby represents and warrants that the execution, delivery and performance of this Agreement does not and will not violate any law applicable to Stockholder or any agreement to which Stockholder is a party, makes the same representations and warranties to the Purchaser as are included in Sections 5.2, 5.3, 5.4 and 5.8 of the Convertible Subordinated Debenture Purchase Agreement (the "Agreement"), dated as of even, date herewith, between the Company and the Purchaser.

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3.      Purchaser Representations. The Purchaser hereby represents and warrants to the Stockholder that:

               (a) the Purchaser is acquiring the Shares for its own account (and not for the account of others), for investment and not with a view to the distribution or resale thereof;

               (b) The Purchaser understands that an investment in the Shares involves substantial risks, including the potential loss of the entire value of such investment;

               (c) The Purchaser has access to publicly-available information including, without limitation, the Company's filings with the Securities and Exchange Commission, regarding the Company and such other information as may be legally disclosed regarding the Company as the Purchaser may have requested;

               (d) The Purchaser is a sophisticated investor and has such knowledge and experience in financial, tax and business matters so as to enable the Purchaser to utilize the information made available to the Purchaser in connection with the investment in the Shares to evaluate the merits and risks of an investment in the Shares, and to make an informed investment decision with respect thereto;

               (e) the Purchaser understands that it may not sell or otherwise dispose of the Shares in the absence of either a registration statement under the Securities Act of 1933 or an exemption form the registration provisions of the Securities Act of 1933;

               (f) the certificates representing the Shares may contain a legend to the effect of (e) above;

               (g) The Purchaser has full legal power and authority to execute and deliver this Agreement and if the Purchaser is a corporation, partnership, limited liability company or other entity the person executing and delivering this Agreement on behalf of the Purchaser has the power to legally bind the Purchaser, and such execution and delivery has been duly authorized by all necessary action on behalf of such entity.

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               (h) the Purchaser acknowledges that the Company, its counsel,
Squadron, Ellenoff, Plesent & Sheinfeld, LLP ("SEPS"), and its transfer agent, Olde Monmouth Stock Transfer Co. ("Old Monmouth"), will rely on the completeness and accuracy of the statements of the Purchaser contained herein. The Purchaser will promptly notify such persons if it finds that any of such information contained in this Agreement is no longer accurate or complete. The Purchaser agrees to indemnify and hold harmless the Company, SEPS and Old Monmouth from and against all losses, costs, liabilities and expenses that may arise out of its purchase of the Shares in violation of the Act or any state securities laws as a result of such information.

4.      Co-Sale Right. Early Term Reg. St.

               (a) For purposes of this Section 4, unless the context indicates otherwise "Co-Sales Securities" shall mean (i) as to Purchaser, the Shares and any other shares of Common Stock acquired by the Purchaser, and (ii) as to the Stockholder, all Common Stock of the Company held by the Purchaser immediately after the Closing of the sale of the Shares and any other shares of Common Stock of the Company acquired by the Stockholder.

               (b) Should Stockholder receive a bona fide offer from any person, individual or entity ("Person") to purchase any of the Stockholder's Co-Sale Securities, or should the Stockholder make such an offer to any Person to sell any of the Stockholder's Co-Sale Securities (other than amounts permitted by Rule 144(e) under the Act) then the Stockholder shall send to Purchaser written notice thereof (the "Co-Sale Notice") setting forth the number of Stockholder's Co-sale Securities to be sold, the purchase price (or the cash equivalent thereof as determined in the good faith by the Stockholder), the proposed closing date and any other material terms. Within fifteen (15) days after delivery of the Co-Sale Notice, Purchaser may elect to sell up to its pro rata share of the total number of securities to be purchased by the transferee described in the Co-Sale Notice by giving written notice thereof to the Stockholder and tendering to the Secretary of the Company a certificate representing the Co-Sale Securities to be sold, properly endorsed for transfer, with written instructions to transfer the Co-Sale Securities to the transferee described in the Co-Sale notice upon receipt of payment for such Co-Sale Securities at the price or prices set forth in the Co-Sale Notice from such transferee for the benefit of Purchaser. The Stockholder shall thereupon notify the transferee of the co-sale arrangements hereunder, and instruct the transferee to deliver payment for the shares to be purchased from the Purchaser to the Secretary of the Company, who shall transmit such payment to the Purchaser. For the purpose of the co-sale right set forth in this Section 4, the pro-rata share of the Purchaser shall be the ratio that (i) the number of shares of Co-Sale Securities then held by the Purchaser bears to (ii) the sum of the

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total number of shares of Co-Sale Securities held by the Stockholder (in the case of both (i) and (ii) assuming conversion of all outstanding convertible securities and exercise of outstanding options and warrants held by such Persons (and, in the case of the Purchaser, its affiliates) and the redemption or exchange of all securities which are redeemable or exchangeable for Common Stock of the Company). Purchaser shall not be required to give, in order to effect a sale pursuant to this Section 4, any representations or warranties other than those pertaining to authority to sell its Co-Sales Securities to be sold and title to those Co-Sale Securities.

               (c) In the event that the Purchaser elects not to sell or fails to sell to the proposed transferee the full number of Co-Sale Securities subject to the Co-Sale Notice, the Stockholder may, within ninety (90) days after the expiration of the fifteen (15) day notice period provided for in Section 4 (b), transfer such securities of the Stockholder which otherwise could not have been so transferred, at a price and on terms no more favorable to the Stockholder than specified in the Co-Sale Notice. After the expiration of such ninety (90) day period, the Stockholder shall not thereafter transfer any of the Stockholder's Co-Sale Securities without first complying with the provisions of
Section 4).

               (d) No transfer in violation of Section 4 shall be valid, and the Company shall refuse to recognize any such attempted transfer.

               (e) The provisions of Section 4 shall not apply to (i) any sale or transfer to immediate family members or trusts for the benefit of the Stockholder or his immediate family members, or (ii) any sale or transfer by Stockholder to Purchaser or to any affiliate of Purchaser, or (iii) any purchase of the securities of the Company by the Company tendered by Stockholder to the Company in payment of the exercise price of stock options granted to Stockholder by the Board of Directors of the Company or any committee thereof, provided that, in the case of Co-Sale Securities transferred pursuant to clause (i), all such transferees shall agree in writing to be subject to this Section 4, with respect to the Co-Sale Securities so transferred to them in reliance on this
Section 4 as fully as if such transferee was Stockholder.

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               (f) If Stockholder shall transfer Co-Sale Securities in
accordance with the provisions of this Section 4 (other than clause (i) of Section 4(e)), such Co-Sale Securities shall no longer be subject to the restrictions set forth in this Section 4, and the provisions of this Section 4 shall survive the consummation of the purchase and sale of the Shares.

               (g) This Section 4 shall terminate on the earlier of two years after the date hereof or the date on which the sale of Shares has been registered pursuant to an effective registration statement under the Securities Act of 1933.


5. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and each party may become a party hereto by executing a counterpart hereof. This Agreement and any counterpart so executed shall be deemed to be one and the same instrument. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.

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        IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                                        By:/s/ Steven M. Saferin
                                                           ---------------------
                                                               Steven M. Saferin

                                                           SCIENTIFIC GAMES INC.

                                                       By: /s/ William G. Malloy
                                                       -------------------------
                                                         Name: William G. Malloy
                                                         Title:President and CEO



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